EXECUTION COPY

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of October 21, 2019 (this “Amendment”), is made by and among AGILENT TECHNOLOGIES, INC., a Delaware corporation (the “Company”), BNP PARIBAS, as administrative agent for and on behalf of the Lenders (in such capacity, the “Administrative Agent”), and the Lenders listed on the signature pages hereto. Capitalized terms used but not defined herein have the meaning assigned thereto in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

Reference is made to that certain Credit Agreement, dated as of March 13, 2019, as amended by Amendment No. 1 to Credit Agreement and Incremental Assumption Agreement dated as of August 7, 2019 (as so amended, the “Credit Agreement”), among the Company, the lenders party thereto (the “Lenders”) and the Administrative Agent.

Section 2.08(c) of the Credit Agreement permits the Company to establish Incremental Facilities in an aggregate amount not to exceed $500,000,000.  The 2019 Incremental Term Facility utilized the full amount available for Incremental Facilities.

The Company has requested that the aggregate amount available for Incremental Facilities be refreshed to permit additional Incremental Facilities in an aggregate principal amount of up to $500,000,000.

The Required Lenders are willing to consent to the Company’s request on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.Amendment to Credit Agreement.  Section 2.08(c)(i) of the Credit Agreement is, effective as of the Amendment Effective Date (as hereinafter defined) and subject to the satisfaction of the condition precedent set forth in Section 3, hereby amended by deleting the phrase “the aggregate principal amount of all such increases shall not exceed US$500,000,000” and substituting therefor the phrase “the aggregate principal amount of all such increases, other than the increase effected by the 2019 Incremental Term Facility, shall not exceed US$500,000,000”.

SECTION 2.Representations and Warranties.  To induce the Administrative Agent and the Required Lenders to enter into this Amendment, the Company hereby represents and warrants, on and as of the Amendment Effective Date, that:

(a)  At the time of and after giving effect to this Amendment, no Default has occurred and is continuing.

(b)  The representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of the Amendment Effective Date, provided that

Agilent – Amendment No. 2

2

representations and warranties modified by materiality shall be true and correct in all respects.

SECTION 3.Conditions to Effectiveness of the Amendment.  The Amendment set forth in Section 1 hereof shall become effective as of the first date when, and only when, the Administrative Agent shall have received this Amendment, duly executed and delivered by the Company, the Administrative Agent and the Required Lenders (the “Amendment Effective Date”).

SECTION 4.Reference to and Effect on the Loan Documents.

(a)On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and modified by this Amendment.

(b)The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended and modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)Save as expressly provided herein, the execution, delivery and effectiveness of this Amendment (i) shall not operate as a waiver of any right, power, privilege or remedy of any Lender, any Issuing Bank, any Swingline Lender or the Administrative Agent under any of the Loan Documents and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or other agreements contained in the any of the Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

SECTION 5.Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic image scan transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, in accordance with the provisions of Section 10.03(a) of the Credit Agreement.

SECTION 7.Miscellaneous.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Credit Agreement and the other Loan Documents and their respective successors and permitted assigns.

SECTION 8.Loan Document.  Each of the parties hereto hereby agrees that this Amendment shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents, and the definition of “Loan Documents” set forth in the Credit Agreement shall

NYDOCS02/1196248 Agilent – Amendment No. 2

3

be deemed to have been amended to include this Amendment therein.

SECTION 9.GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the law of the state of New York.

[Remainder of Page Intentionally Left Blank]

NYDOCS02/1196248 Agilent – Amendment No. 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

AGILENT TECHNOLOGIES, INC.

By:  /s/ Guillermo Gualino
Name: Guillermo Gualino
Title: Vice President and Treasurer

Agilent – Amendment No. 2

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO CREDIT AGREEMENT

BNP PARIBAS,
as Administrative Agent and a Lender

By:  /s/ Brendan Heneghan
Name:  Brendan Heneghan
Title:  Director

By:  /s/ Karim Remtoula
Name:  Karim Remtoula
Title:  Vice President

Agilent – Amendment No. 2

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO CREDIT AGREEMENT

CITIBANK, N.A.

By:  /s/ Susan M. Olsen
Name:  Susan M. Olsen
Title:  Vice President

Agilent – Amendment No. 2

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO CREDIT AGREEMENT

Bank of America, N.A.

By:  /s/ Jason Auguste
Name:  Jason Auguste
Title:  Vice President

Agilent – Amendment No. 2

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO CREDIT AGREEMENT

Wells Fargo Bank, National Association

By:  /s/ Sara Barton
Name:  Sara Barton
Title:  Vice President

Agilent – Amendment No. 2

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO CREDIT AGREEMENT

BARCLAYS BANK PLC

By:  /s/ Martin Corrigan
Name:  Martin Corrigan
Title:  Vice President

Agilent – Amendment No. 2

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:  /s/ John D. Toronto
Name:  John D. Toronto
Title:  Authorized Signatory

By:  /s/ Andrew Griffin
Name:  Andrew Griffin
Title:  Authorized Signatory

Agilent – Amendment No. 2

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO CREDIT AGREEMENT

Mizuho Bank, Ltd.

By:  /s/ Tracy Rahn
Name:  Tracy Rahn
Title:  Authorized Signatory

Agilent – Amendment No. 2

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:  /s/ Joseph McShane
Name:  Joseph McShane
Title:  Vice President

Agilent – Amendment No. 2

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO CREDIT AGREEMENT

MUFG Bank LTD.

By:  /s/ David Meisner
Name:  David Meisner
Title:  Vice President

Agilent – Amendment No. 2

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO CREDIT AGREEMENT

DBS Bank Ltd.

By:  /s/ Yeo How Ngee
Name:  Yeo How Ngee
Title:  Managing Director

Agilent – Amendment No. 2

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION

By:  /s/ David Wagstaff
Name:  David Wagstaff
Title:  Managing Director

Agilent – Amendment No. 2

SIGNATURE PAGE TO
AGILENT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By:  /s/ Tad L. Stainbrook
Name:  Tad L. Stainbrook
Title:  Vice President

Agilent – Amendment No. 2